                                 EXHIBIT 10.4



                              FIRST AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of May 25, 2001, is entered into among TEXAS
 ---------------
INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the banks listed on
                                               --------
the signature pages hereof (the "Lenders"), certain Co-Agents (the "Co-Agents"),
                                 -------                            ---------
and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Lender for the Lenders (in said capacity, the "Administrative
                                                              --------------
Lender").
------
                                  BACKGROUND
                                  ----------

     A. The Borrower, the Lenders, the Co-Agents, and the Administrative Lender are parties to that certain Third Amended and Restated Credit Agreement, dated as of March 10, 1999 (said Third Amended and Restated Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and
              ----------------
not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders, the Co-Agents, and the Administrative Lender desire to amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Co-Agents, and the Administrative Lender covenant and agree as follows:

     1. AMENDMENTS.
        ----------


     (a)  The definition of "Applicable Margin" set forth in Section 1.1 of the
                             -----------------               -----------
Credit Agreement is hereby amended to read as follows:

          "Applicable Margin" means the following per annum percentages,
           -----------------
     applicable in the following situations:

                                                                                          Base Rate     LIBOR
                                         Applicability                                     Margin       Margin
                                         -------------                                     ------       ------
     (i)      Category 1 - The Leverage Ratio is greater than 4.00 to 1                    1.250%        2.750%
              ----------

     (ii)     Category 2 - The Leverage Ratio is less than or equal to 4.00 to 1 but       1.000%        2.500%
              ----------
              greater than 3.50 to 1

     (iii)    Category 3 - The Leverage Ratio is less than or equal to 3.50 to 1 but       0.500%        2.000%
              ----------
              greater than 3.00 to 1

     (iv)     Category 4 - The Leverage Ratio is less than or equal to 3.00 to 1 but       0.250%        1.750%
              ----------
              greater than 2.00 to 1

     (v)      Category 5 - The Leverage Ratio is less than or equal to 2.00 to 1           0.000%        1.250%
              ----------

                                     37-1

     The Applicable Margin payable by the Borrower on the Revolving Credit Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by the Leverage Ratio; provided, that each adjustment in the Applicable Margin shall be
            --------
     effective as of the first day of the month immediately following the month in which the Administrative Lender receives the financial statements required pursuant to Section 6.1 or 6.2 hereof, as appropriate. If
                          -----------    ---
     financial statements of the Borrower (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Lender by the date required pursuant to Section 6.1 or 6.2
                                                            -----------    ---
     hereof, as appropriate, the Applicable Margin shall be determined pursuant to Category 1 above until such time as such financial statements and
        ----------
     Compliance Certificate are received. The Applicable Margin shall be determined pursuant to Category 1 from and including May 25, 2001 until
                            ----------
     such time as a calculation of the Leverage Ratio which would result in an adjustment of the Applicable Margin is received.

     (b)  The definition of "Loan Documents" set forth in Section 1.1 of the
                             --------------               -----------
Credit Agreement is hereby amended to read as follows:

          "Loan Documents" means this Agreement, the Notes, the Subsidiary
           --------------
     Guaranty, all L/C Related Documents, the Collateral Documents, any Interest Rate Protection Agreement, all fee letters, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary or any other Person in connection herewith or as security for the Obligations.

     (c)  Section 1.1 of the Credit Agreement is hereby amended by adding the
          -----------
following defined terms thereto in proper alphabetical order:

          "Acquisition Consideration" means the consideration given by the
           -------------------------
     Borrower or any of its Subsidiaries for an Acquisition, including but not limited to the sum of (without duplication) (a) the fair market value of any cash, property or services given (other than Capital Stock issued in respect of the Acquisition), plus (b) the amount of any indebtedness for borrowed money and Capitalized Lease Obligations assumed, incurred or guaranteed in connection with such Acquisition by the Borrower or any of its Subsidiaries that is a Subsidiary immediately prior to such Acquisition.

          "Capital Expenditures" means the aggregate amount of all purchases or
           --------------------
     acquisitions of items considered to be capital items under GAAP, and in any event shall include the aggregate amount of items leased or acquired in respect to Capitalized Lease Obligations at the cost of the item, and the acquisition of realty, tools, equipment, and fixed assets, and any deferred costs associated with any of the foregoing. For the purpose of this definition, there shall be excluded from the definition of "Capital
                                                                 -------
     Expenditures" any capital expenditures to the extent funded by insurance
     ------------
     proceeds.

          "Capital Stock" means, as to any Person, the equity interests in such
           -------------
     Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, each class of partnership interest in any Person that is a partnership, and each class of membership interest in any Person that is a limited liability company.

          "Collateral" means any collateral in which a Lien is granted by any
           ----------
     Person to the Collateral Agent to secure the Obligations.

          "Collateral Agent" means Bank of America, N.A., in its capacity as
           ----------------
     collateral agent for the ratable benefit of the Lender Secured Parties and the Senior Noteholders.

          "Collateral Document" means the Pledge Agreements and any other
           -------------------
     document under which a security interest in Collateral is granted and any document related thereto.

                                     37-2

          "Collateral Intercreditor Agreement" means an intercreditor agreement
           ----------------------------------
     to be executed by the Borrower, certain Subsidiaries of the Borrower, the Collateral Agent, the Lenders and the Senior Noteholders with respect to the Collateral pledged pursuant to the Collateral Documents.

          "Collateral Release Date" means the last day of the Qualifying Period.
           -----------------------

          "First Amendment" means that certain First Amendment to Third Amended
           ---------------
     and Restated Credit Agreement among the Borrower, the Lenders, the Co-Agents and the Administrative Lender, dated as of May 25, 2001.

          "Lender Secured Party" means any (a) Bank Affiliate which has entered
           --------------------
     into an Interest Rate Protection Agreement with the Borrower or any Affiliate of the Borrower and (b) Lender.

          "Material Subsidiary" means each direct or indirect Subsidiary of the
           -------------------
     Borrower (a) the gross revenues of which for the then most recently completed four fiscal quarters constituted (or, with respect to any such Subsidiary acquired during such fiscal quarters, would have constituted had the gross revenues of such Subsidiary been included for such period) 5% or more of the consolidated gross revenues of the Borrower and its Subsidiaries for such period, (b) the assets of which as of the end of any fiscal quarter constituted 5% or more of the consolidated assets of the Borrower and its Subsidiaries as of the end of such fiscal quarter, or (c) the EBITDA (if calculated with respect to such Subsidiary only) for the then most recently completed four fiscal quarters constituted (or, with respect to any such Subsidiary acquired during such fiscal quarters, would have constituted had the EBITDA of such Subsidiary been included for such period) 5% or more of the consolidated EBITDA of the Borrower and its Subsidiaries for such period; provided, further, Material Subsidiary shall also include any Subsidiary which has a Subsidiary which is a Material Subsidiary.

          "Pledge Agreement" means any Pledge Agreement to be executed by the
           ----------------
     Borrower or any of its Subsidiaries in favor of the Collateral Agent granting a Lien in the Capital Stock of each Material Subsidiary for the ratable benefit of the Lender Secured Parties and the Senior Noteholders, as amended, supplemented, modified, renewed or restated from time to time.

          "Qualifying Period" means the period from and including the date of
           -----------------
     the First Amendment through and including the date of receipt by the Administrative Lender of a Compliance Certificate which is the second consecutive Compliance Certificate evidencing a Leverage Ratio equal to or less than 3.50 to 1.

          "Second Amended and Restated Intercreditor Agreement" means that
           ---------------------------------------------------
     certain Second Amended and Restated Intercreditor Agreement, dated as of March 10, 1999, among the Borrower, certain Subsidiaries of the Borrower, the Lenders and the Senior Noteholders.

          "Senior Noteholders" means the holders from time to time of the Senior
           ------------------
     Notes, the Prudential Assumed Notes and the Prudential Borrower Notes.

                                     37-3

     (d)  Section 2.10(d) of the Credit Agreement is hereby amended to read as
          ---------------
follows:

          (d) If some but less than all amounts due from the Borrower are received by the Administrative Lender, the Administrative Lender shall apply such amounts in the following order of priority: (i) to the payment of the Administrative Lender's expenses incurred on behalf of the Lenders then due and payable, if any; (ii) to the payment of all other fees then due and payable; (iii) to the payment of interest then due and payable on the Advances and the Reimbursement Obligations; (iv) to the payment of all other amounts not otherwise referred to in this clause (d) then due and payable under the Loan Documents; and (v) to the payment of principal then due and payable on the Advances and the Reimbursement Obligations, and, subject to the Second Amended and Restated Intercreditor Agreement, in the case of any payments under any Subsidiary Guaranty, to pay any other obligations to any Guarantied Party (as defined in the Subsidiary Guaranty) not covered in clauses (i) through (iv) above, ratably among the Guarantied Parties in accordance with the aggregate principal amount of Advances and Reimbursement Obligations and, in the case of payments under any Subsidiary Guaranty, the obligations guaranteed thereby, owed to each Guarantied Party, and, subject to the Collateral Intercreditor Agreement, in the case of payment under any Pledge Agreement to pay any other obligations owed to any Lender Secured Party not covered in clauses (i) through (iv) above, ratably in accordance with the obligations secured thereby, owed to each Lender Secured Party.

     (e)  Section 2.10(e) of the Credit Agreement is hereby amended to read as
          ---------------
follows:

          (e)  Except as otherwise provided in the last sentence of this Section
                                                                         -------
     2.10(e), each payment by the Borrower in respect of obligations relating to
     -------
     the Revolving Credit Advances and the Letters of Credit (whether for principal, interest, fees or otherwise) shall, except as otherwise expressly provided herein, be made to the Administrative Lender for the account of the Lenders pro rata in accordance with their respective Specified Percentages. Except as otherwise provided in the last sentence of this Section 2.10(e), each payment by the Borrower in respect of
          ---------------
     obligations relating to the Bid Rate Advances shall be made to the Administrative Lender for the account of the Lenders making such Bid Rate Advances. Notwithstanding anything in this Section 2.10(e) or any other
                                                ---------------
     provision of this Agreement or any other Loan Document to the contrary, but subject to the Second Amended and Restated Intercreditor Agreement and the Collateral Intercreditor Agreement, any payment by the Borrower in respect of any Advances after acceleration of the Advances pursuant to Section 8.2
                                                                    -----------
     or any monies received by the Administrative Lender as a result of the exercise of remedies under any Loan Documents after acceleration of Advances pursuant to Section 8.2 shall be distributed pro rata to each
                          -----------
     Lender based on the percentage that the outstanding Advances and Reimbursement Obligations owed to such Lender bears to the aggregate Advances and Reimbursement Obligations owed to all Lenders.

     (f)  Section 2.4(a) of the Credit Agreement is hereby amended to read as
          --------------
follows:

          (a)  Commitment Fee. Subject to Section 11.9 hereof, the Borrower
               --------------             ------------
     agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a nonrefundable commitment fee (which commitment fee shall be payable in arrears on each Quarterly Date and on the Maturity Date), based on the daily average unused portion of the Commitment (subject to Section
                                                                       -------
     11.9 hereof, computed on the basis of a year of 360-day year for the actual
     ----
     number of days elapsed, and for purposes of calculation of the commitment fee, Letters of Credit outstanding from time to time will reduce the unused portion of the Commitment and Bid Rate Advances outstanding from time to time shall not reduce the unused portion of the Commitment) commencing on the Agreement Date, at the following per annum percentages, applicable in the following situations:

                                     37-4

                                              Applicability                                         Percentage
                                              -------------                                         ----------
     (i)      Category 1 - The Leverage Ratio is greater than 3.50 to 1                               0.500%
              ----------

     (ii)     Category 2 - The Leverage Ratio is less than or equal to 3.50 to 1 but is               0.375%
              -----------
              greater than 3.00 to 1

     (iii)    Category 3 - The Leverage Ratio is less than or equal to 3.00 to 1 but is               0.300%
              -----------
              greater than 2.00 to 1

     (iv)     Category 4 - The Leverage Ratio is less than or equal to 2.00 to 1                      0.250%
              ----------

     Such fee shall be subject to reduction or increase, as applicable, and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by the Leverage Ratio; provided, that each adjustment in such fee shall be effective as of the first day of the month immediately following the month in which the Administrative Lender receives the financial statements required pursuant to Section 6.1 or 6.2
                                                            -----------    ---
     hereof, as appropriate. If financial statements of the Borrower (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Lender by the date required pursuant to
     Section 6.1 or 6.2 hereof, as appropriate, the commitment fee shall be
     -----------    ---
     determined pursuant to Category 1 above until such time as such financial
                            ----------
     statements and Compliance Certificate are received. For the period from May 25, 2001 to the date that an adjustment in such fee would otherwise be made pursuant to the terms hereof, the commitment fee shall be determined pursuant to Category 1 above.
                 ----------

     (g)  Section 2.16(f) of the Credit Agreement is hereby amended to read as
          ---------------
follows:

          (f)  Compensation for Letters of Credit.
               ----------------------------------

               (i) Credit Fees. Subject to Section 11.9 hereof, the Borrower shall pay to the Administrative Lender for the account of each Lender a credit fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) on the average daily amount available for drawing under all outstanding Letters of Credit (computed, subject to Section 11.9 hereof, on the basis of a 360-day year for the actual number of days elapsed) at the following per annum percentages, applicable in the following situations:

                                            Applicability                                      Percentage
                                            -------------                                      ----------
          (A)      Category 1 - The Leverage Ratio is greater than 4.00 to 1                     2.750%
                   ----------

          (B)      Category 2 - The Leverage Ratio is less than or equal to 4.00 to 1 but        2.500%
                   ----------
                   is greater than 3.50 to 1

          (C)      Category 3 - The Leverage Ratio is less than or equal to 3.50 to 1 but        2.000%
                   ----------
                   is greater than 3.00 to 1

          (D)      Category 4 - The Leverage Ratio is less than or equal to 3.00 to 1 but        1.750%
                   ----------
                   is greater than 2.00 to 1

          (E)      Category 5 - The Leverage Ratio is less than or equal to 2.00 to 1            1.250%
                   ----------

                                     37-5

               (ii)  Adjustment of Credit Fee. The credit fee payable in respect
                     ------------------------
          of the Letters of Credit shall be subject to reduction or increase, as applicable and as set forth in the table in (i) above, on a quarterly basis according to the performance of the Borrower as tested by the Leverage Ratio. Any such increase or reduction in such fee shall be effective as of the first day of the month immediately following the month in which the Administrative Lender receives the financial statements required pursuant to Section 6.1 or 6.2 hereof, as
                                          -----------    ---
          appropriate. If financial statements of the Borrower (and corresponding Compliance Certificate setting forth the Leverage Ratio) are not received by the Administrative Lender by the date required pursuant to Section 6.1 or 6.2 hereof, as appropriate, the fee payable
                      -----------    ---
          in respect of the Letters of Credit shall be determined pursuant to Category 1 above until such time as such financial statements are
          ----------
          received. The credit fee payable in respect of the Letters of Credit shall be determined pursuant to Category 1 from and including May 25,
                                          ----------
          2001 until such time as a calculation of the Leverage Ratio which would result in an adjustment of such fee is received.

     (h)  Article 5 of the Credit Agreement is hereby amended by adding a new
          ---------
Section 5.12 thereto to read as follows:
------------

          Section 5.12 Material Subsidiary. If any Subsidiary becomes a Material
                       -------------------
     Subsidiary after August 29, 2001 but during the Qualifying Period, (a) the Capital Stock of such Subsidiary shall be pledged pursuant to a Pledge Agreement and (b) the Lenders shall receive such board resolutions and opinions of counsel as the Administrative Lender shall reasonably request in connection with the actions described in clause (a) above.

     (i)  Section 7.1(i) of the Credit Agreement is hereby amended to read as
          --------------
follows:

          (i) (i) During the Qualifying Period, (A) unsecured Indebtedness of the Borrower set forth on Exhibit J hereto plus (B) other unsecured
                               ---------
     Indebtedness of the Borrower not otherwise permitted under this Section 7.1
                                                                     -----------
     not to exceed $5,000,000 in aggregate principal amount, provided that immediately prior thereto and after the occurrence thereof there shall be no Default or Event of Default, the covenants, terms (excluding interest rate and fees) and provisions with respect to such Indebtedness are no more restrictive than the terms of this Agreement and the other Loan Documents, and (ii) not during the Qualifying Period, unsecured Indebtedness of the Borrower not otherwise permitted under this Section 7.1 in an aggregate
                                                 -----------
     principal amount outstanding not to exceed 25% of Net Worth at any time, provided that (A) immediately prior thereto and after the occurrence thereof there shall be no Default or Event of Default, the covenants, terms (excluding interest rate and fees) and provisions with respect to such Indebtedness are no more restrictive than the terms of this Agreement and the other Loan Documents and (B) no such Indebtedness shall have an original maturity date earlier than 180 days after the Maturity Date;

     (j)  Section 7.5 of the Credit Agreement is hereby amended to read as
          -----------
follows:

          Section 7.5 Guaranties. The Borrower shall not, and shall not permit
                      ----------
     any Subsidiary to, at any time make or issue any Guaranty, or assume, be obligated with respect to, or permit to be outstanding any Guaranty, of any obligation of any other Person except (a) the Subsidiary Guaranty, (b) the endorsement in the ordinary course of business of negotiable instruments for deposit or collection, (c) Guaranties in respect of the Prudential Borrower Notes, the Prudential Assumed Notes and the Senior Notes, (d) the Preferred Securities Guarantee, (e) Guaranties in respect of Indebtedness otherwise permitted pursuant to Section 7.1 hereof, (f) Guaranties in
                                     -----------
     respect of operating leases of Subsidiaries, and (g) other Guaranties, not to exceed, together with the Indebtedness permitted pursuant to Section
                                                                     -------
     7.1(d) hereof, in aggregate amount 5% of Net Worth at any time of
     ------
     determination.

     (k)  Clause (a) of Section 7.6 of the Credit Agreement is hereby amended to
                        -----------
read as follows:

          (a) (i) During the Qualifying Period, make any Treasury Stock Purchases in an aggregate amount in excess of $10,000,000 and (ii) not during the Qualifying Period, make any Treasury Stock Purchases in an aggregate amount for all Treasury Stock Purchases made after the Agreement Date in excess of 10% of Net Worth at any time outstanding or

                                     37-6

     (l)  Section 7.9 of the Credit Agreement is hereby amended to read as
          -----------
follows:

          Section 7.9 Leverage Ratio. The Borrower shall not permit the Leverage
                      --------------
     Ratio to exceed (a) 4.40 to 1 at May 31, 2001, (b) 4.60 to 1 at August 31, 2001, (c) 4.40 to 1 at November 30, 2001, (d) 4.00 to 1 at February 28,
     2002 or (e) 3.50 to 1 at the end of any fiscal quarter thereafter.

     (m)  Section 7.15 of the Credit Agreement is hereby amended to read as
          ------------
follows:

          Section 7.15 Acquisitions. The Borrower shall not, and shall not
                       ------------
     permit any Subsidiary to, make any Acquisitions unless (a) immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default, (b) such Acquisition shall not be opposed by the board of directors of the Person being acquired, (c) if the Acquisition is during the Qualifying Period, the aggregate Acquisition Consideration for all Acquisitions during the Qualifying Period, including the proposed Acquisition, will not exceed $25,000,000, (d) if the Acquisition is not during the Qualifying Period, and the Acquisition Consideration for any Acquisition (including any Indebtedness or Operating Leases assumed in connection therewith) exceeds $75,000,000, (i) the Lenders shall have received written notice at least 15 Business Days prior to the date of such Acquisition, and (ii) the Administrative Lender shall have received at least 10 Business Days prior to the date of such Acquisition a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition, (e) the assets, property or business acquired shall be in the business described in Section 4.1(d) hereof, and (f) if such
                                     --------------
     Acquisition results in a Subsidiary, (i) such Subsidiary shall have executed and delivered a Subsidiary Guaranty of the Obligations, (ii) if such Acquisition occurs during the Qualifying Period and the Subsidiary is a Material Subsidiary, the Capital Stock of such Subsidiary shall be pledged pursuant to a Pledge Agreement and (iii) the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Lender shall reasonably request in connection with the actions described in clauses (f)(i) and (f)(ii) above.

     (n)  Article 7 of the Credit Agreement is hereby amended by adding a new
          ---------
Section 7.16 thereto to read as follows:
------------

          Section 7.16 Capital Expenditures. The Borrower shall not, and shall
                       --------------------
     not permit any of its Subsidiaries to, directly or indirectly make or commit to make Capital Expenditures during fiscal year 2002 in an aggregate amount in excess of $75,000,000.

     (o)  Section 8.1 of the Credit Agreement is hereby amended by (i) deleting
          -----------
"or" at the end of clause (n) thereof, (ii) deleting "." at the end of clause
(o) thereof and inserting "; or" in lieu thereof and (iii) adding new clauses
(p) and (q) thereto to read as follows:

          (p)  Collateral Document. During the Qualifying Period, any Collateral
               -------------------
     Document shall for any reason (other than as expressly provided or permitted pursuant to the terms thereof) cease to create a valid and perfected first priority Lien in any Collateral in favor of the Collateral Agent for the ratable benefit of the Lender Secured Parties and the Senior Noteholders.

          (q)  Pledge Agreement and Collateral Intercreditor Agreement. (i) The
               -------------------------------------------------------
     Borrower and its Subsidiaries shall fail to execute and deliver Pledge Agreements granting a Lien in all Capital Stock of the Material Subsidiaries by August 29, 2001, together with an opinion of counsel satisfactory to the Administrative Lender, stock certificates with respect to such Capital Stock, UCC-1 financing statements and other related documents requested by the Administrative Lender or (ii) the Collateral Intercreditor Agreement shall fail to have been executed and delivered by all parties thereto by August 29, 2001.

     (p)  Exhibit D is here by amended to be in the form of Exhibit D to
          ---------                                         ---------
this First Amendment.

     (q)  Exhibit J is hereby added to the Credit Agreement in the form of
          ---------
Exhibit J hereto.
---------

                                     37-7

     2.   COLLATERAL. The Borrower acknowledges its agreement to grant a first
          ----------
priority Lien, and to cause each of its Subsidiaries to grant a first priority Lien, in the Capital Stock of the Material Subsidiaries for the ratable benefit of the Lender Secured Parties and the Senior Noteholders pursuant to the Pledge Agreements. The parties hereto acknowledge and agree that the Pledge Agreements will contain an automatic release of the Lien (with respect to both the Lender Secured Parties and the Senior Noteholders) in the Collateral granted thereunder on the Collateral Release Date.

     3.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its
          --------------------------------------------------------
execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) the Borrower has full power and authority to execute and deliver this First Amendment and the Collateral Documents and this First Amendment and the Credit Agreement, as amended hereby, and the Collateral Documents when executed will, constitute the legal, valid and binding obligations of the Borrower or its Subsidiaries, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this First Amendment, the Credit Agreement, as amended by this First Amendment, the Collateral Documents, nor the consummation of any transactions herein or therein will contravene or conflict with any law to which the Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained is required for the execution, delivery or performance by the Borrower of this First Amendment, the acknowledgment by any Guarantor of this First Amendment or the Borrower or any of its Subsidiaries of the Collateral Documents.

     4.   CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective
          ---------------------------
as of May 25, 2001, subject to the following:

         (a) the Administrative Lender shall have received counterparts of this First Amendment executed by the Determining Lenders;

         (b) the Administrative Lender shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the Administrative Lender shall have received certified resolutions of the Board of Directors of the Borrower and each Subsidiary which is to execute any Collateral Documents; and

         (d) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

                                     37-8

     5.  AMENDMENT FEE. The Borrower covenants and agrees to pay an amendment
         -------------
fee to the Lenders which execute and deliver this First Amendment to the Administrative Lender (or its counsel) not later than 5:00 p.m., Dallas time, May 25, 2001, in an amount equal to the product of (a) 0.25% and (b) an amount equal to such Lender's portion of the Commitment. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than one Business Day after the date on which this First Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this
Section 4 shall be an Event of Default under Section 8.1(b)(i) of the Credit
                                             -----------------
Agreement.

     6.  GUARANTOR'S ACKNOWLEDGMENT. By signing below, each of the Guarantors
         --------------------------
(i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     7.  REFERENCE TO THE CREDIT AGREEMENT.
         ---------------------------------

     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     8.  COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all
         -------------------------
costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

     9.  EXECTUION IN COUNTERPARTS. This First Amendment may be executed in any
         -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     10. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed
         -----------------------------
by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     11. HEADINGS.  Section headings in this First Amendment are included herein
         --------
for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST
         ----------------
AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

                                     37-9

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date above written.


                            TEXAS INDUSTRIES, INC.




                            By: /s/ Kenneth R. Allen
                                --------------------------------------------
                                Name:  Kenneth R. Allen
                                Title: Vice President and Treasurer

                                     37-10